GAM AVALON GALAHAD LLC
                (FORMERLY KNOWN AS GAM AVALON MULTI-EUROPE, LLC)

                              FINANCIAL STATEMENTS

                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                TABLE OF CONTENTS


Management's Discussion and Analysis                                         1
Schedule of Investments                                                      3
Statement of Financial Condition                                             4
Statement of Operations                                                      5
Statement of Changes in Members' Capital                                     6
Statement of Cash Flows                                                      7
Notes to Financial Statements                                             8-11

GAM AVALON GALAHAD LLC
MANAGEMENT'S DISCUSSION & ANALYSIS

FUND MANAGEMENT

DAVID SMITH IS THE HEAD OF THE MULTI-MANAGER TEAM AND RESPONSIBLE FOR GAM'S GLOBAL AND EUROPEAN MULTI-MANAGER INVESTMENTS. PRIOR TO JOINING GAM IN MARCH 1998 HE WAS HEAD OF INVESTMENT RESEARCH AND MANAGEMENT AT BUCK CONSULTANTS. HE JOINED BUCK IN 1992 FROM THE ACTUARIAL INVESTMENT CONSULTANCY DIVISION OF A LEADING FIRM OF CONSULTANTS. DAVID RECEIVED A BA (HONS) IN ECONOMICS AND HAS ASSOCIATE QUALIFICATIONS FROM IIMR AND THE SECURITIES INSTITUTE.

The Fund's investment objective is to achieve long-term capital appreciation with diversification of risk from investments in primarily European financial markets or with Portfolio Managers based in Europe.

REPORT TO MEMBERS

The Facts
                                            GAM Avalon
                                            Galahad LLC        MSCI Europe Index
                                            ------------------------------------

30th September, 2002                          USD$95.15               USD$784.35
                                                      %                        %
Quarter to September, 2002                       -1.03%                  -22.80%
April to September, 2002                         -2.37%                  -26.09%
January to September, 2002                       -1.48%                  -26.14%
Since inception (May 2001)                       -4.85%                  -34.61%

REVIEW AND OUTLOOK
For the six-month period ended September 30, 2002, GAM Avalon Galahad LLC returned -2.37% versus the MSCI Europe index's return of -26.09%.

Given the large falls in equity markets some may be satisfied with these returns. The sheer magnitude and violence of the market moves over the year have made it very difficult for our equity hedge managers. At both the Avalon fund level and amongst our underlying managers prudence has been the focus. Low exposure and selective stock picking with focus on the short side in particular, and a tightening of the long book, was the norm amongst underlying managers. Despite this conservative outlook, the equity hedge managers have maintained a long bias, which has proven incorrect. Although their losses have been modest it has been a frustrating period.

Given the extreme volatility experienced in the market, we are heartened by our ability to ride out the conditions. The market has seen a volatility of weekly returns of approximately 4% over the past six months, whilst the fund's has been only 0.5% by comparison. The fund will continue to focus on achieving this low correlation, low volatility performance.

It is interesting to observe that many European hedge funds, which have not adopted a cautious approach, have experienced drawdowns. These drawdowns have contributed to approximately 20 European hedge funds closing this year. In light of the size of the European hedge fund universe (approximately 400), this remains a modest number but it is also a sign of a maturing market.

MARKET OVERVIEW
As the period began we believed that the world was still experiencing a slow, almost anaemic, economic recovery following the excesses of the late 1990s. Unfortunately, the economic slowdown that seemed dramatic in equity market terms was not dramatic in economic terms. The recession was almost non-existent. Therefore, many of the excesses still exist and have not been cleansed as had been hoped. This is due partially to the political decision to cut interest rates dramatically following September 11, 2001. We expect the longer-term implications of this could be that the global economy stagnates over the coming years, as we see a slow unwinding of the "bubble" years.

The European markets are probably the most punished by investors, due to the policymakers' complacency and notably the inaction of the European Central Bank ('ECB'), despite the current "mountain" of evidence of economic fragility.

OUTLOOK AND STRATEGY
At the start of the year, we expected equity markets to revisit the lows of September 2001 and we believe we are going to test new lows again. Sentiment often drives markets well beyond fair value, on both the upside and the downside. Fair value may be as little as 15% to 20% down from present levels for the major indices but, as sentiment continues to deteriorate, they could go way beyond these levels before stabilizing.

Prodi, the new Chief of the European Monetary Union, seems to support the loosening of fiscal policy. Overall, this is a positive development, as it suggests that some European politicians are ready to challenge the Central Bankers' complacency. This contradicts the original stance taken by Germany and France, who wanted growth and stability. They were concerned that smaller states would threaten fiscal discipline by requiring the very flexibility that both countries are now lobbying for, in order to avert further economic problems.

The inaction of the European Central Bank to date, combined with the sell-offs by major insurance companies, have left some fund managers suggesting that there are limited opportunities of good value and they have started to build positions. However, managers are always keen to emphasize that such stocks are the exception, as earnings visibility remains at best poor and, in many cases, almost invisible.

The European markets are dogged by rumor that there is a possibility of a German bank running into financial risk. These rumors have surfaced consistently in recent months and this is adding to the degree of nervousness in the market.

GAM Avalon Galahad LLC
Schedule of Investments
September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------


                                                                         % OF
FUND NAME                             COST           FAIR VALUE       NET ASSETS
---------                        -------------     -------------      ----------

Crescendo European Fund Ltd.     $   3,925,000     $   4,150,439        27.40%
Thames River Kingsway Fund           3,540,000         3,697,129        24.41%
Maga Fund Ltd.                       3,430,000         3,553,489        23.46%
Incremental Fund LP                  2,075,000         2,014,445        13.30%
Sierra Europe LP                     1,965,000         1,730,189        11.42%
                                 -------------     -------------        ------
TOTAL                            $  14,935,000     $  15,145,691        99.99%
                                 =============     =============        =====

The aggregate cost of investments for tax purposes was $15,038,696. Net unrealized appreciation on investments for tax purposes was $106,995 consisting of $456,222 of gross unrealized appreciation and $349,227 of gross unrealized depreciation.








The accompanying notes are an integral part of these financial statements.

GAM Avalon Galahad LLC

Statement of Financial Condition
September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------

ASSETS

Investments in investment funds, at fair value (cost $14,935,000)               $   15,145,691
Cash and cash equivalents                                                              111,342
                                                                                --------------
        TOTAL ASSETS                                                                15,257,033
                                                                                --------------
LIABILITIES
Management fee                                                                          43,474
Printing expenses                                                                       24,192
Professional fees                                                                       16,131
Tax fees                                                                                14,429
Admnistrative and accounting fees                                                        8,010
Directors' fees                                                                            975
Other accrued expenses                                                                   3,012
                                                                                --------------
        TOTAL LIABILITIES                                                              110,223
                                                                                --------------
                NET ASSETS                                                      $   15,146,810
                                                                                ==============


MEMBERS' CAPITAL
Represented by:
Net capital                                                                     $   14,936,119
Net unrealized appreciation on investments in investment funds                         210,691
                                                                                --------------

        MEMBERS' CAPITAL                                                        $   15,146,810
                                                                                ==============


            Net asset value per outstanding unit of limited
                liability ($15,146,810 / 159,181 units
                outstanding)                                                    $        95.15
                                                                                ==============



The accompanying notes are an integral part of these financial statements.

GAM Avalon Galahad Fund, LLC
Statement of Operations
Six months ended September 30, 2002
(Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME

     Interest                                                        $   1,582
                                                                     ---------
EXPENSES

     Management fee (Note 3)                                           144,433
     Administrative and accounting fees                                 39,000
     Professional fees                                                  19,302
     Investor servicing fees                                            12,072
     Syndication expenses                                                8,641
     Custody fees and expenses                                           6,000
     Directors' fees                                                     5,100
     Other                                                              15,583
                                                                     ---------

         Gross expenses                                                250,131
         Fees waived (Note 3)                                          (53,960)
                                                                     ---------

         NET EXPENSES                                                  196,171
                                                                     ---------
         NET INVESTMENT LOSS                                          (194,589)
                                                                     ---------


         UNREALIZED DEPRECIATION ON INVESTMENTS IN
             INVESTMENT FUNDS                                         (147,603)
                                                                     ---------

         NET DECREASE IN MEMBERS' CAPITAL DERIVED
             FROM INVESTMENT ACTIVITIES                              $(342,192)
                                                                     =========



The accompanying notes are an integral part of these financial statements.

GAM Avalon Galahad LLC

Statement of Changes in Members' Capital

---------------------------------------------------------------------------------------------------------------------


                                                                                 SEPTEMBER              MARCH
                                                                                    2002    (a)         2002      (b)
                                                                              --------------        --------------
FROM INVESTMENT ACTIVITIES
   Net investment loss                                                        $     (194,589)       $     (375,249)
   Net change in unrealized appreciation (depreciation) on investments
     in investment funds                                                            (147,603)              358,294
                                                                              --------------        --------------
       NET DECREASE IN MEMBERS' CAPITAL DERIVED
         FROM INVESTMENT ACTIVITIES                                                 (342,192)              (16,955)
                                                                              --------------        --------------
MEMBERS' CAPITAL TRANSACTIONS
   Proceeds from sale of 19,554 and 144,342 units of limited
     liability company interest to Members, respectively                           1,875,220            14,083,499
   Proceeds from sale 0 and 250 units of limited
     liability company interest to the Advisor, respectively                              --                25,000
   Cost of 4,052 and 913 units repurchased from Members, respectively               (389,573)              (88,189)
                                                                              --------------        --------------
     NET INCREASE IN MEMBERS' CAPITAL DERIVED
       FROM CAPITAL TRANSACTIONS                                                   1,485,647            14,020,310
                                                                              --------------        --------------

     MEMBERS' CAPITAL AT BEGINNING OF PERIOD                                      14,003,355                    --
                                                                              --------------        --------------

     MEMBERS' CAPITAL AT END OF PERIOD                                        $   15,146,810        $   14,003,355
                                                                              ==============        ==============


(a)  Six months ended September 30, 2002 (Unaudited)
(b)  Period from May 1, 2001 (commencement of operations) to March 31, 2002



The accompanying notes are an integral part of these financial statements.

GAM Avalon Galahad LLC

Statement of Cash Flows
Six months ended September 30, 2002
(Unaudited)
-----------------------------------------------------------------------------------------------

CASH FLOWS USED IN OPERATING ACTIVITIES
   Net decrease in members' capital derived from investment activities          $     (342,192)
   Adjustments to reconcile net decrease in members' capital derived from investmnet activities to net cash used in operating activities:
     Redemption of investment funds                                                 (1,650,000)
     Purchases of investments funds                                                    200,000
     Net unrealized depreciation on investment funds                                   147,603
     Decrease in expenses payable                                                     (103,307)
     Decrease in management fee payable                                                 (1,353)
                                                                                --------------

       NET CASH USED IN OPERATING ACTIVITIES                                        (1,749,249)
                                                                                --------------
CASH FLOWS FROM FINANCING ACTIVITIES
     Capital contributions                                                           1,848,680
     Capital redemptions                                                              (398,727)
                                                                                --------------
       NET CASH PROVIDED BY FINANCIAL ACTIVITIES                                     1,449,953
                                                                                --------------

       NET DECREASE IN CASH                                                           (299,296)


         Cash at beginning period                                                      410,638
                                                                                --------------
         Cash at end of period                                                  $      111,342
                                                                                ==============



The accompanying note are an integral part of these financial statements.

GAM Avalon Galahad LLC
Notes to Financial Statements
(Unaudited)
--------------------------------------------------------------------------------

1.       ORGANIZATION

         GAM Avalon Galahad LLC, formerly known as GAM Avalon Multi-Europe, LLC, (the "Fund"), was organized as a limited partnership under the laws of Delaware on August 22, 2000 and converted to a limited liability company on January 11, 2002. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund's investment objective is to achieve long-term capital appreciation with diversification of risk from investments in primarily European financial markets. The Fund will use Portfolio Managers using a wide range of investment styles that may include investments in stocks, bonds, options, futures and other financial derivatives. The Fund will not emphasize any particular countries or markets in Europe, and will allocate its assets both to Portfolio Managers based in Europe that invest in securities and financial markets both within and outside of Europe, and to portfolio managers based outside Europe that invest primarily in European markets.

         The Fund's Board of Directors (the "Directors") has overall responsibility to manage the Fund, including authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have delegated Global Asset Management (USA) Inc., a Delaware corporation and Advisor of the Fund (the "Advisor"), to provide investment advice regarding the selection of the investment funds and the responsibility of the day-to-day management of the Fund.

         The Advisor, owning 250 units, is an indirect wholly-owned subsidiary of Global Asset Management Limited, which is a wholly-owned subsidiary of UBS AG, and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended.

         GAM International Management Limited, a limited company organized under the laws of the United Kingdom, serves as an investment consultant to the Fund.

         GAM Services Inc. (the "Selling Agent"), a wholly-owned subsidiary of the Advisor, acts as the Selling Agent for the Fund. The Selling Agent may appoint additional placement agents ("Placement agent") to assist in the placement of units.

     2.  SIGNIFICANT ACCOUNTING POLICIES

         A.   PORTFOLIO VALUATION

         The net asset value of the Fund is determined as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. A fiscal period typically begins on the first business day and ends on the last business day of each month.

         The financial statements include investments valued at $15,145,691 (99.99% of members' capital), whose values have been estimated by the Advisor in the absence of readily ascertainable market values.
         Investments in limited partnerships are carried at the Fund's proportionate share of the total equity in the investee partnership and investments in offshore corporations and mutual funds are valued at the net asset value per share as of the close of business on September 30, 2002. However, because of the inherent uncertainty of valuation, those estimated values may differ from the values that would have been used had a ready market for the investments existed, and the differences could be material.

         Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the investment funds as a return of capital.

         B.   INCOME RECOGNITION

         Interest  income is recorded on the accrual  basis.  Realized gains and
         losses  from  Investment  Fund   transactions  are  calculated  on  the
         identified cost basis.

GAM Avalon Galahad LLC
Notes to Financial Statements (Continued)
(Unaudited)
--------------------------------------------------------------------------------

         C.   FUND EXPENSES

         The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Directors and Members; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

         D.   INCOME TAXES

         No provision for the payment of federal, state or local income taxes has been provided on the profits of the Fund. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

         E.   CASH AND CASH EQUIVALENTS

         The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents. At September 30, 2002, $111,342 in cash and cash equivalents was held at PFPC Trust Co.

         F.   USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Advisor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Advisor believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results may differ from these estimates.

     3.  MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

         The Advisor provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for the services of the Advisor, the Fund pays the Advisor a monthy management fee of 2% per annum of net assets, as of the end of business on the last day of each month.

         The Advisor has agreed to reimburse the Fund for any expenses in excess of 2.75% of average net assets. As of September 30, 2002 the Advisor reimbursed the Fund $53,960. Any reimbursements made by the Advisor are subject to recapture by the Advisor through March 31, 2003 provided that repayment does not result in the Fund's aggregate expenses exceeding 2.75%.

         PFPC Trust Co. (an affiliate of The PNC Financial Services Group) serves as custodian of the Fund's assets and provides custodial services for the Fund. PFPC Inc. (also an affiliate of The PNC Financial Services Group) serves as administrator and accounting agent to the Fund and in that capacity provides certain accounting, record keeping, tax and investor related services. The Fund pays a monthly fee to the custodian and the administrator based primarily upon average net assets, subject to a minimum monthly fee. The Fund will provide for the reimbursement of out of pocket expenses of PFPC Inc.

         The Selling Agent and Placement Agents are entitled to receive a front-end sales charge in an amount up to 5% of the gross investment in the Fund, subject to a minimum charge of 1%. Sales charges may be adjusted or waived at the sole discretion of the Selling Agent or Placement Agent. The sales charge will be added to the subscription amount and will not constitute part of the capital contribution to the Fund or part of the assets of the Fund.

         Each Director, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $3,000 plus a fee for each meeting attended. Any Director who is an "interested person" does not receive any annual or other fee from the Fund. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

GAM Avalon Galahad LLC
Notes to Financial Statements (Continued)
(Unaudited)
--------------------------------------------------------------------------------

     4.  MEMBER'S CAPITAL

         As of the last business day of each month, any net profit or net loss for the fiscal period is allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such fiscal period. The Fund Percentage of a Member for a fiscal period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such fiscal period by the sum of the Capital Accounts of all of the Members as of the commencement of such fiscal period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

         Initial and additional applications for interests by eligible investors may be accepted at such times as the Advisor may determine. The Fund reserves the right to reject any application for interests in the Fund.

         The Directors of the Fund, from time to time and in their complete and exclusive discretion, may determine to repurchase units from Members, including the Advisor, pursuant to written tenders by Members on such terms and conditions as the Directors may determine. The Advisor expects that generally it will recommend to the Directors that the Fund offers to repurchase units from Members two times each year, in June and December. No person may become a substituted Member without the written consent of the Advisor, which consent may be withheld for any reason in the Advisor's sole and absolute discretion. Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Advisor.

     5.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

         In the normal course of business, the investment funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Fund's risk of loss in these investment funds is limited to the value of these investments reported by the Fund.

     6.  FINANCIAL HIGHLIGHTS


                                                                SEPTEMBER          MARCH
                                                                  2002   (a)         2002  (b)
                                                               ----------       -----------
         Per unit operating performance (g)
         (For a unit of members' capital
         outstanding throughout the period:                    $    97.46        $    100.00
                                                               ----------        -----------
         Net asset value, beginning of period
         INCOME FROM INVESTMENT OPERATIONS:
         Net investment loss                                        (1.31)             (5.27)
         Net unrealized gain (loss)
           on investment transactions                               (1.00)              2.73
                                                               ----------        -----------

         Total from investment operations                           (2.31)             (2.54)
                                                               ----------        -----------

         Net asset value, end of period                        $    95.15        $     97.46
                                                               ==========        ===========

         TOTAL RETURN (c)                                          (2.37%)            (2.54%)


GAM Avalon Galahad LLC
Notes to Financial Statements (Continued)
(Unaudited)
--------------------------------------------------------------------------------

                                                 SEPTEMBER           MARCH
                                                   2002   (a)         2002   (b)
                                              ------------      -------------
   SUPPLEMENTAL DATA:
     Net assets, end of period (000)           $   15,147        $   14,003
     RATIO TO AVERAGE NET ASSETS:
       Expenses, before waivers (d)(e)              3.48%             7.07%
       Expenses, net of waivers (d)(e)(f)           2.73%             6.31%
       Net investment loss (d)                    (2.71%)           (6.24%)
   Portfolio turnover rate                          1.40%             0.00%
   ---------------
(a)Six months ended September 30, 2002 (Unaudited)
(b)Period from May 1, 2001 (commencement of operations) to March 31, 2002
(c)Not annualized for periods less than a year
(d)Annualized for periods less than one year
(e)Expense ratios of underlying funds are not included in the expense ratio
(f)The Advisor agreed to limit the expenses at 2.75% for the six months ended September 30, 2002
(g)Based on average weighted units outstanding


     7.  SUBSEQUENT EVENTS

         On October 23, 2002 the Directors of the Fund approved a resolution to change the name of the Fund to GAM Avalon Galahad LLC.